MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST III
Class A Notes, Series 1999-1

1. This Certificate relates to the Distribution Date occurring on	April 17, 2002

2. Series 1999-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$16,898,345.42

(b) The amount of Available Funds with respect to the Collection Period was equal to	$16,898,345.42

(c) The Liquidated Receivables for the Collection Period was equal to	$3,976,530.86

(d) Net Liquidation Proceeds for the Collection Period was equal to	$1,519,001.96

(e) The principal balance of Series 1999-1 Receivables at the beginning
of the Collection Period was equal to	$262,990,186.60

(f) The principal balance of Series 1999-1 Receivables on the last day
of the Collection Period was equal to	$247,685,159.68

(g) The aggregate outstanding balance of the Series 1999-1 Receivables which were one payment delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$21,966,000.00

(h) The aggregate outstanding balance of the Series 1999-1 Receivables which were two payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$6,247,000.00

(i) The aggregate outstanding balance of the Series 1999-1 Receivables which were three or more payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$6,057,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$657,475.47

(k) The Class A Monthly Principal Distributable Amount for the
Distribution Date was equal to	$8,763,309.81

(l) The Additional Class A Principal Distributable Amount for the Distribution Date was equal to	$0.00

(m) The Class A Principal Distributable Amount for the Distribution Date was equal to	$8,763,309.81

(n) The Principal Amount Available for the Distribution Date was equal to	$15,744,173.60

(o) The Aggregate Note Principal Balance as of the prior payment date	$182,903,145.02

(p) The Aggregate Optimal Note Principal Balance was equal to	$174,139,835.21

(q) The Aggregate Note Principal Balance as of the payment date	$174,139,835.21

(r) The Targeted Credit Enhancement Amount was equal to	$92,881,934.88

(s) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	37.50%

(t) The Targeted Reserve Account Balance was equal to	$19,336,610.41

(u) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(v) The Maximum Reserve Account Deposit Amount for the Distribution Date	$439,146.68

(w) The Reserve Account Shortfall for the Distribution Date	$0.00

(x) The amount on deposit in the Reserve Account after distributions was equal to	$19,336,610.41

(y) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	7.81%

(z) The Targeted Overcollateralization Amount was equal to	$73,545,324.47

(aa) The ending overcollateralization was equal to	$73,545,324.47

(ab) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	29.69%

(ac) The Weighted Average Coupon (WAC) was equal to	19.11%

(ad) The Weighted Average Remaining Maturity (WAM) was equal to	28

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$0.00
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$0.00

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	5.106%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	30
5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	0.00%
8. Class A-1 unpaid interest with respect to the Distribution Date	0.00%

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	$0.00
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	$0.00

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$0.00
2. Principal Distribution per $1,000	$0.00
3. Interest Distribution per $1,000	$0.00

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	5.719%
2. Class A-2 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	30
5. Class A-2 interest due	$0.00
6. Class A-2 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$0.00
2. Class A-2 principal - amount due	($0.00)
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	($0.00)
6. Class A-2 unpaid principal with respect to the Distribution Date	($0.00)
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.00%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$24.83
2. Principal Distribution per $1,000	$24.70
3. Interest Distribution per $1,000	$0.13

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	6.33%
2. Class A-3 principal balance - beginning of period	$3,853,145.02
3. Accrual convention	30/360
4. Class A-3 interest due	$20,325.34
5. Class A-3 interest paid	$20,325.34
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$3,853,145.02
2. Class A-3 principal - amount due	$3,853,145.02
3. Class A-3 principal - amount paid	$3,853,145.02
4. Class A-3 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.00%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	0.00%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$32.97
2. Principal Distribution per $1,000	$27.42
3. Interest Distribution per $1,000	$5.54

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	6.65%
2. Class A-4 principal balance - beginning of period	$179,050,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$992,235.42
5. Class A-4 interest paid	$992,235.42
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$179,050,000.00
2. Class A-4 principal - amount due	$4,910,164.79
3. Class A-4 principal - amount paid	$4,910,164.79
4. Class A-4 principal balance - end of period	$174,139,835.21
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	100.000%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	70.307%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	70.307%